UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2023

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $1.00 per share	AVT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 6, 2023, Avnet, Inc. (“Avnet” or the “Company”) priced a public offering of $500 million in aggregate principal amount of 6.250% Notes due 2028 (the “Notes”). Avnet expects to use the net proceeds from the offering to repay amounts owed under the Company’s senior unsecured revolving credit facility and the Company’s accounts receivable securitization program and for general corporate purposes.

The offering was made pursuant to an Underwriting Agreement, dated March 6, 2023, by and among the Company and the representatives of the several underwriters listed therein, in an offering registered on a Registration Statement on Form S-3 (File No. 333-262379), which was filed with the Securities and Exchange Commission on January 28, 2022. The Notes are being issued pursuant to an Indenture, dated as of June 22, 2010, by and between the Company and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee, and an Officers’ Certificate (which includes the form of Note as an exhibit) setting forth the terms of the Notes (the “Officers’ Certificate”). Copies of the Underwriting Agreement and the form of Officers’ Certificate are filed herewith as Exhibit 1.1 and Exhibit 4.1 respectively, and are incorporated herein by reference. The Notes will accrue interest from the date of their issuance at a rate of 6.250%. The Notes will rank equally with all of the Company’s other existing and future unsecured obligations. The offering of the Notes is expected to close on March 9, 2023.

The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement and the forms of Officers’ Certificate and the Note filed as exhibits hereto, which exhibits are incorporated by reference herein.

The legality opinion of Michael R. McCoy, Senior Vice President, General Counsel and Chief Legal Officer of the Company, relating to the issuance of the Notes, is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 6, 2023, by and among Avnet, Inc. and the representatives of the several underwriters listed therein.

4.1	Form of Officers’ Certificate setting forth the terms of the 6.250% Notes due 2028.

4.2	Form of 6.250% Notes due 2028 (included as Exhibit A to Exhibit 4.1)

5.1	Opinion of Michael R. McCoy, Esq. with respect to the legality of the 6.250% Notes due 2028.

23.1	Consent of Michael R. McCoy, Esq. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2023

AVNET, INC.

By:	/s/ Kenneth A. Jacobson
Name:	Kenneth A. Jacobson
Title:	Chief Financial Officer